Pure Contrarian Fund
Retail Class Ticker HDPCX

Supplement dated January 4, 2019 to
Statutory Prospectus and Summary Prospectus dated July 29, 2018

Hodges Capital Management, Inc., the Advisor to the Hodges Pure Contrarian Fund (the “Fund”), has recommended, and the Board of Trustees of Professionally Managed Portfolios has approved, the liquidation and termination of the Fund. The Advisor’s recommendation was primarily based on the fact that the Fund is not economically viable at its present size, and the Advisor did not anticipate that the Fund would experience meaningful growth in the foreseeable future. The liquidation is expected to occur after the close of business on February 28, 2019. Pending liquidation of the Fund, investors will no longer be able to reinvest dividends received in the Fund.

Effective January 4, 2019, the Fund will no longer accept purchases of new shares. In addition, the Fund’s Advisor will no longer be actively investing the Fund’s assets in accordance with the Fund’s investment objective and policies and on January 4, 2019, the Fund’s assets will be converted into cash and cash equivalents. As a result, as of January 4, 2019, the Fund will no longer be pursuing its stated investment objective. Shareholders of the Fund may redeem their investments as described in the Fund’s Prospectus. Accounts not redeemed by February 28, 2019 will automatically be closed and liquidating distributions, less any required tax withholdings, will be sent to the address of record.

If you hold your shares in an IRA account directly with U.S. Bank N.A., you have 60 days from the date you receive your proceeds to reinvest your proceeds into another IRA account and maintain their tax-deferred status. You must notify the Fund or your financial advisor prior to February 25, 2019 of your intent to reinvest your IRA account to avoid withholding deductions from your proceeds.

Please contact the Fund at (866) 811-0224 or your financial advisor if you have questions or need assistance.

Please retain this Supplement with the Statutory Prospectus and the Summary Prospectus.